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                                                                                                        EXHIBIT 21

                           SUBSIDIARIES OF CMGI, INC.
                             As of October 25, 2002

                                     Name                                        Jurisdiction of Organization
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
Maktar Limited                                                                                Ireland
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CMGI Asia Limited                                                                            Hong Kong
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           Lippri Limited                                                                     Ireland
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                CMGI EuroUSA S.L.                                                              Spain
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                CMGI France S.A.S                                                              France
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                CMGI Germany GmbH                                                             Germany
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                CMGI Italia S.r.l.                                                             Italy
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                CMGI Netherlands B.V.                                                       Netherlands
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                CMGI Sweden A.B.                                                               Sweden
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                CMGI EuroHolding Limited                                                 England and Wales
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                      CMGI (UK) Limited                                                  England and Wales
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                      CMGI Europe Limited                                                England and Wales
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AltaVista Company                                                                             Delaware
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      Shopping.com                                                                           California
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      Transium Corporation                                                                    Delaware
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      AltaVista Internet Holding Ltd.                                                         Ireland
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           AltaVista Internet Operations Ltd.                                                 Ireland
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                AltaVista Internet Solutions Limited                                          Ireland
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                      AltaVista AB                                                             Sweden
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CMG Securities Corporation                                                                 Massachusetts
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CMG @ Ventures Capital Corporation                                                            Delaware
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CMG @ Ventures Securities Corporation                                                         Delaware
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CMG @ Ventures, Inc.                                                                          Delaware
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CMG @ Ventures I, LLC                                                                         Delaware
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CMG @ Ventures II, LLC                                                                        Delaware
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CMG @ Ventures III, LLC                                                                       Delaware
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CMGI @ Ventures IV, LLC                                                                       Delaware
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CMG @ Ventures Expansion, LLC                                                                 Delaware
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ProvisionSoft, Inc.                                                                           Delaware
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      CMGion North America, Inc.                                                              Delaware
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      CMGion Securities Corporation                                                           Delaware
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      Fredmay Limited                                                                         Ireland
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           Alyked Limited                                                                     Ireland
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                Rayken Limited                                                                Ireland
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SalesLink Corporation                                                                         Delaware
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      Pacific Direct Marketing Corporation                                                   California
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      SalesLink DE Mexico Holding Corp.                                                       Delaware
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           SalesLink de Mexico, S. de R.L. de C.V.                                             Mexico
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      InSolutions Incorporated                                                                Delaware
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      On-Demand Solutions, Inc.                                                            Massachusetts
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Shortbuzz LLC                                                                                 Delaware
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Tallan, Inc.                                                                                  Delaware
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uBid, Inc.                                                                                    Delaware
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      Bondai Limited                                                                          Ireland
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               Brentgrove Limited                                                             Ireland
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Yesmail, Inc.                                                                                 Delaware
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SL Supply Chain Services International Corp.                                                  Delaware
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      SLC Acquisition Netherlands, Inc.                                                       Delaware
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      SLC Acquisition Dutch, Inc.                                                             Delaware
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      SLC Acquisition Holland, Inc.                                                           Delaware
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                                        Name                                     Jurisdiction of Organization
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
           SalesLink International C.V.                                                     Netherlands
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                SalesLink International B.V.                                                Netherlands
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      Logistix Holdings Europe Ltd.                                                           Ireland
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           Logistix Ireland Ltd.                                                              Ireland
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      Logistix Supply Chain Management Pte. Ltd.                                             Singapore
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           Logistix Supply Chain Management Sdn. Bhd.                                         Malaysia
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           SB Holdings Pte. Ltd.                                                             Singapore
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                SB TAC Pte. Ltd.                                                             Singapore
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